UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

TEL-INSTRUMENT ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road
East Rutherford, New Jersey 07073
(Address of principal executive offices)

(201) 933-1600
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 20, 2016, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 17, 2015, the record date for the Annual Meeting, 3,256,887 shares of the Company’s common stock were outstanding and entitled to vote. At the Annual Meeting, 3,042,135 or approximately 93.4%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

The results of the voting at the Annual Meeting are as follows:

1.  The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	2,207,730	30,700	803,705	72.6%
George J. Leon	2,207,730	30,700	803,705	72.6%
Jeffrey C. O’Hara	2,206,380	32,050	803,705	72.5%
Robert A. Rice	2,207,730	30,700	803,705	72.6%
Robert H. Walker	2,206,380	32,050	803,705	72.5%

2.  The proposal to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
BDO USA, LLP	3,010,877	17,593	0	13,665	99.0%

3.  The proposal to cast a non-binding advisory vote to approve the compensation of the Company's named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
1,998,897	30,530	803,705	209,003	65.7%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter

Item 7.01 Regulation FD Disclosure.

The Company presented an investor presentation containing certain operational information and financial highlights to the shareholders at the Annual Meeting. A copy of the presentation has been posted on the Company’s website and may be viewed at www.telinstrument.com. In addition, a copy of such investor presentation was furnished as Exhibit 99.1 to Current Report on Form 8-K filed with the United States Securities and Exchange Commission on December 2, 2015 (the “December 8-K”). The information in this Item 7.01, as well as Exhibit 99.1 to the December 8-K, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 26, 2016	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer